Exhibit 99.1

For more information, contact: Joseph W. Kiley III, President and Chief Executive Officer Rich Jacobson, Executive Vice President and Chief Financial Officer (425) 255-4400

First Financial Northwest, Inc. Announces Appointment of Randy Riffle
 As Executive Vice President And Chief Credit Officer of First Financial Northwest Bank

Renton, Washington – December 20, 2018 - First Financial Northwest, Inc. (the "Company") (NASDAQ GS: FFNW), the holding company for First Financial Northwest Bank (the "Bank") today announced that Randy Riffle has been appointed Executive Vice President and Chief Credit Officer of the Bank effective December 31, 2018.
"I am extremely pleased that Randy is joining First Financial Northwest Bank to oversee the Bank's credit policies, procedures and processes, as well as lead our efforts to expand our C&I portfolio in support of the Bank's growth and loan portfolio diversification goals, including expanding our customer base," said Joseph W. Kiley III, President and Chief Executive Officer of the Company and the Bank. "A banking professional of Randy's experience and qualifications is an important addition to our leadership team as we continue to execute on our growth strategies, including growing our branch footprint and expanding our product lines as we head into 2019," Kiley concluded.
Randy joins the Bank with extensive experience as a commercial credit executive with KeyBank, where he was most recently leader of the West Credit Campus that covers the western states for commercial banking and nationally for its Agribusiness and was a member of the Key Bank's Pacific Region Executive Team. His 20‑plus years of industry experience include sales and credit roles with increasing responsibility with KeyBank, including business banking market executive for Washington State. Randy holds a degree in business management from the University of Northern Iowa and a graduate degree in banking from the Pacific Coast Banking School (PCBS), where he continues to serve as Vice Chair of the PCBS LLC Board. Randy's community service has included terms serving the Washington Bankers Association (Director), the United Way of King County (fundraising), and Olive Crest (Trustee). He has additionally attained certification from the Lean Six Sigma Institute.
First Financial Northwest, Inc. is the parent company of First Financial Northwest Bank, an FDIC insured Washington State-chartered commercial bank headquartered in Renton, Washington, serving the Puget Sound Region through 10 full-service banking offices. We are a part of the ABA NASDAQ Community Bank Index and the Russell 2000 Index. For additional information about us, please visit our website at ffnwb.com and click on the "Investor Relations" link at the bottom of the page.

Forward Looking Statements:

When used in this press release and in other documents filed with or furnished to the Securities and Exchange Commission (the "SEC"), in press releases or other public stockholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," "will," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements, include, but are not limited to, the following: increased competitive pressures; changes in the interest rate environment; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission – that are available on our website at www.ffnwb.com and on the SEC's website at www.sec.gov.

Any of the forward-looking statements that we make in this Press Release and in the other public statements are based upon management's beliefs and assumptions at the time they are made and may turn out to be wrong because of the inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. Therefore, these factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on such statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for 2018 and beyond to differ materially from those expressed in any forward-looking statements made by, or on behalf of, us and could negatively affect our operating and stock performance.